UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TOUCHMARK BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held at 2:00 p.m., Wednesday, May 20, 2009.

Name

Address

City, State Zip Code

The proxy statement and annual report are available at:

http://www.cfpproxy.com/6438

The annual shareholder meeting will be held at 2:00 p.m. on Wednesday, May 20, 2009, at the 1818 Club, 6500 Sugarloaf Parkway, Duluth, Georgia 30097. The matters to be covered are noted below:

1. Election of six Class I Directors;

1) Thomas E. Persons, Sr.

2) J. Egerton Burroughs

3) Howard Greenfield

4) Mukund C. Raja

5) Hasmukh P. Rama

6) William R. Short

2. Ratify the appointment of Maudlin & Jenkins, LLC as Auditors for the Company for 2009;

3. Other matters as may be put forth at the meeting.

The Board of Directors of Touchmark Bancshares, Inc. recommends voting for each of the nominees and for the other proposals.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shortly, you will receive a proxy card that will reflect the proposals to be voted on at the Annual Meeting. You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number which can be found in the bottom right hand corner of this notice and the web address and/or toll-free phone number, both of which will be included on the proxy card. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply cast your vote on the proxy card you will receive and sign and return it in the accompanying Business Reply Envelope. If you wish to vote in person at the Annual Meeting, simply check the box on the proxy card indicating that you plan to attend the Annual Meeting. We ask that you cast your vote promptly. For directions to the meeting please call 770-407-6700.

If you want to receive a paper or email copy of these documents, you can request one at anytime. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by May 8, 2009 to ensure delivery before the shareholder meeting.

To request a paper copy of these items, you will need your Shareholder Control Number that can be found in the lower right hand corner of this letter. Then, either:

➢	Call the toll-free number, (800) 951-2405; or

➢	Visit the website at http://www.cfpproxy.com/6438; or

➢	Send an email to fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send an email, enter it in the subject line.

‘Shareholder Control Number’